================================================================================

                                                                    EXHIBIT 10.3

                             SHAREHOLDERS AGREEMENT

                            Dated as of April 3, 1996

                                  by and among

                               OCI HOLDINGS CORP.

                                       and

                              THE VENTURE INVESTORS
                            AND MANAGEMENT INVESTORS
                   NAMED IN THE SECURITIES PURCHASE AGREEMENT
                              OF EVEN DATE HEREWITH



================================================================================

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
RECITALS .....................................................................1

SECTION 1. DEFINITIONS........................................................2
      1.1  Construction of Terms..............................................2
      1.2  Terms not Defined..................................................2
      1.3  Defined Terms......................................................2

SECTION 2. RESTRICTIONS ON TRANSFER...........................................4
      2.1  Generally..........................................................4
      2.2  Transfers in Compliance with First Refusal and Go-Along............5
      2.3  [Intentionally Omitted.]...........................................7
      2.4  Certain Other Permitted Transfers by Management Investors..........7
      2.5  Certain Other Permitted Transfers by Venture Investors.............7
      2.6  Qualifying Initial Public Offering.................................8
      2.7  Agreement to be Bound; Provisions Applicable to Permitted
              Transferees.....................................................8
      2.8  Compliance with Provisions.........................................8

SECTION 3. EXERCISE OF VOTING RIGHTS..........................................8
      3.1  Generally..........................................................8
      3.2  Board Composition..................................................8
      3.3  Removal............................................................9
      3.4  Vacancies..........................................................9
      3.5  Charter Documents and By-Laws......................................9
      3.6  Approved Sale.....................................................10

SECTION 4. SALE OF THE COMPANY...............................................10
      4.1  Approved Sale.....................................................10
      4.2  In furtherance of an Approved Sale; Mandatory Come-Along..........10
      4.3. Mandatory Sale....................................................10
      4.4. Conditions to Company and Purchasers' Obligations.................10

SECTION 5. RIGHTS OF FIRST OFFER.............................................11

SECTION 6. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.................12
      6.1  Organization and Authority........................................12
      6.2  Authorization and Binding Obligations.............................12
      6.3  Absence of Conflicting Agreements or Consents.....................12
      6.4  Regulatory Compliance Cooperation.................................13


                                      (i)


                                                                           Page
                                                                           ----
         6.5  Transactions with Affiliates...................................14
         6.6  Modification of North and South Acquisition Agreements.........15

   SECTION 7. MISCELLANEOUS..................................................15
         7.1  Incorporation by Reference.....................................15
         7.2  Amendments, Modifications and Waivers..........................15
         7.3  Legend on Securities...........................................15
         7.4  Governing Law..................................................16
         7.5  Notices........................................................16
         7.6  Management Investors' Agent; Power of Attorney.................16
         7.7  Successors and Assigns.........................................16
         7.8  Termination....................................................17
         7.9  Dispute Resolution; Consent to Jurisdiction and Service........17
         7.10 Specific Performance...........................................17
         7.11 Counterparts...................................................17
         7.12 Effect of Headings.............................................17
         7.13 Entire Agreement...............................................18


                                     (ii)

                             SHAREHOLDERS AGREEMENT
                             ----------------------


          SHAREHOLDERS AGREEMENT (the "Agreement") dated as of April 3, 1996, by and among OCI HOLDINGS CORP., a Delaware corporation (the "Company"), A.B. ISBELL, JOHN C. STANLEY, IV, NORMAN ISBELL, PRISCILLA S. DENTON, WILLIAM HULL DAVIS, DOUGLAS W. FERRIS, JR., RICHARD W. EBERSOLE, JOHN C. STANLEY, IV, TRUSTEE OF THE JCS TRUST, and JOHN C. STANLEY, IV, TRUSTEE OF THE LWS TRUST (collectively, the "Management Investors" and individually, each a "Management Investor"), MEDIA/COMMUNICATIONS PARTNERS II LIMITED PARTNERSHIP and MEDIA/COMMUNICATIONS INVESTORS LIMITED PARTNERSHIP (collectively, the "M/C II Investors" and individually, each an "M/C II Investor"), and CHASE VENTURE CAPITAL ASSOCIATES, L.P. ("CVCA"). The M/C II Investors and CVCA may be referred to herein collectively as the "Venture Investors" and each as a "Venture Investor". The Management Investors and the Venture Investors may be referred to herein collectively as the "Purchasers" and each as a "Purchaser."


                                    RECITALS:
                                    --------

          WHEREAS, concurrently with the execution hereof, the Company and the Purchasers are entering into a Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which, among other things, the Company is issuing and selling to the Purchasers and the Purchasers are acquiring from the Company, certain debt and equity securities of the Company; and

          WHEREAS, upon consummation of the transactions contemplated by the Securities Purchase Agreement and the other Transaction Documents (as such term is defined in the Securities Purchase Agreement), the Purchasers will be the holders of all of the issued and outstanding debt and equity securities of the Company; and

          WHEREAS, the Company and the Purchasers desire to agree on certain arrangements that will govern the parties' relationship as investors in the Company, and to effectuate certain provisions of the Securities Purchase Agreement;

          NOW, THEREFORE, to induce the Purchasers to enter into the Securities Purchase Agreement, and in consideration of the mutual promises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.  DEFINITIONS.
---------   -----------

          1.1  Construction of Terms.  The terms in this Agreement shall include
               ---------------------
the plural as well as the singular and the use of any gender herein shall be deemed to include the other genders. References to sections or exhibits shall mean sections of this Agreement and Exhibits to this Agreement unless otherwise specified.

          1.2  Terms not Defined.  Capitalized terms used herein without
               -----------------
definition shall have the meanings assigned to them in the Securities Purchase Agreement.

          1.3  Defined Terms.  The following capitalized terms, as used in this
               -------------
Agreement, shall have the meanings set forth below.

          "Affiliate" means, with respect to any Person, any other Person (a)
           ---------
that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the specified Person; (b) that is a director or officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is a director, officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity; (c) of which the specified Person is directly or indirectly through one or more intermediaries the owner of ten percent (10%) or more of the equity securities, or (d) that is acting at the direction and primarily in furtherance of the interests of the specified Person.

          "Approved Sale" has the meaning set forth in Section 4.1 of this
           -------------
Agreement.

          "Common Stock" means the capital stock of the Company, however
           ------------
designated, which is not limited as to the amount of dividends, or which is not limited as to the amount of distributions to which it is entitled upon liquidation or dissolution of the Company, and shall include, without limitation, the Company's presently authorized Class A Common Stock, $.01 par value per share, and Class B Common Stock, $.01 par value per share.

          "Common Stock Percentage" means, with respect to any Purchaser, a
           -----------------------
fraction, the numerator of which is the aggregate number of shares of Common Stock held by such Purchaser as of the date of determination (assuming the exercise of all warrants, options or other rights to acquire shares of Common Stock held by such Purchaser as of the date of determination but excluding all Employee Shares), and the denominator of which is the aggregate number of Purchasers' Shares (assuming the exercise of all warrants, options or other rights to acquire shares of Common Stock outstanding as of the date of determination).

          "Company" has the meaning set forth in the preamble and shall include
           -------
the Company's successors by merger, acquisition, reorganization or otherwise.

          "Company Securities" means, collectively, the Purchasers' Shares and
           ------------------
the Subordinated Notes.

          "Employee Shares" means, with respect to any Purchaser who is an
           ---------------
officer, director or employee of the Company, all shares of Common Stock and all options, warrants or other rights to acquire shares of Common Stock that may from time to time be issued and/or sold to such Purchaser as part of the compensation paid or other benefits made available to such Purchaser in connection with his or her employment with the Company pursuant to a stock, stock option or similar benefit plan approved by the board of directors of the Company.

          "M/C III" means a new venture capital fund to be established by
           -------
Media/Communications Partners after the date of this Agreement.

          "Modification" has the meaning set forth in Section 7.2 hereof.
           ------------

          "Offer" means a legally sufficient, written offer to purchase a
           -----
specified number of Company Securities owned by one or more Purchasers, (A) which is made by an offer or that is not another Purchaser or an Affiliate of any Purchaser, (B) which the recipient believes has been made in good faith by an offeror that is financially capable of carrying out the terms of the offer,
(C) which specifies that the closing of the purchase shall occur not later than
(i) if no regulatory approvals are required in connection with the sale of the Company Securities pursuant to the offer, ninety days after the date the offer is made, or (ii) in all other cases, the earlier of ninety days after the receipt of all regulatory approvals required in connection with the sale of Company Securities pursuant to the offer or one hundred eighty days after the date the offer is made, and (D) which provides for payment of the purchase price for the Company Securities entirely in cash.

          "Offeror" means any Person making an Offer.
           -------

          "Permitted Transferee" has the meaning set forth in Section 2.7.
           --------------------

          "Person" means any individual, corporation, association, partnership,
           ------
joint venture, trust, estate or other entity or organization.

          "Purchasers' Shares" means all shares of Common Stock from time to
           ------------------
time issued to or acquired by any of the Purchasers or any of their Affiliates, other than Employee Shares.

          "Qualifying Initial Public Offering" means the first public offering
           ----------------------------------
of the Common Stock of the Company pursuant to a registration statement under the Securities Act of 1933, as amended, in which the gross proceeds from the offering to the Company and any selling security holders exceed $10,000,000.

          "Regulated Holder" means any holder of the Company Securities that is
           ----------------
(or that is a subsidiary of a bank holding company that is) (a) subject to the various provisions of Regulation Y of the Board of Governors of the Federal Reserve Systems, 12 C.F.R., Part 225 (or any successor to Regulation Y) or that is (or is an Affiliate of an entity that is) subject to Section 23A or 23B of the Federal Reserve Act, as amended.

          "Regulatory Problem" means (i) any set of facts or circumstances
           ------------------
wherein it has been asserted by any governmental regulatory agency (or CVCA believes that there is a significant risk of such assertion) than such Person (or any bank holding company that controls such Person or any Affiliate or such Person (as the case may be) is not entitled to hold, or exercise any material right with respect to, all or any portion of the securities of the Company which such Person holds or (ii) when such Person and its Affiliates would own, control or have power (including voting rights) over a greater quantity of securities of the Company than is permitted under any law or regulation or any requirement of any governmental authority applicable to such Person or to which such Person is subject.

          "Requisite Holders" means both (a) Persons holding fifty-one percent
           -----------------
(51%) or more of the aggregate outstanding Purchasers' Shares, and (b) Persons holding fifty-one percent (51%) or more of the aggregate outstanding principal amount of Subordinated Notes.

          "Sale" means any transaction or series of transactions involving:  (a)
           ----
the sale, transfer, conveyance, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the consolidated assets or properties of the Company and its Subsidiaries taken as a whole to one or more Persons who are not Affiliates of any of the Purchasers, or
(b) the sale, transfer, conveyance, exchange or other disposition (including, without limitation, by merger or consolidation) of all or substantially all of the Common Stock of the Company to one or more Persons who are not Affiliates of any of the Purchasers.

          "Selling Security Holder" shall mean any Purchaser or group of
           -----------------------
Purchasers acting collectively that has received an Offer and desires to accept the Offer upon compliance with the provisions of Section 2.2(a).

          "Transfer" shall have the meaning set forth in Section 2.1.
           --------


SECTION 2.  RESTRICTIONS ON TRANSFER.
---------   ------------------------

          2.1  Generally.  Except as otherwise expressly provided in Sections
               ---------
2.2, 2.4, 2.5, 2.6, 4.2 and 4.3 of this Agreement, no Purchaser shall sell, exchange, deliver or assign, dispose of, bequeath or gift, pledge, mortgage, hypothecate, or otherwise encumber, transfer or permit to be transferred (hereinafter "Transfer" and any such action a "Transfer"), whether voluntarily, involuntarily or by operation of law (including the laws of bankruptcy and insolvency), any Company Securities or any rights in connection therewith or attendant thereto.

          2.2  Transfers in Compliance with First Refusal and Go-Along.
               -------------------------------------------------------
Notwithstanding Section 2.1, each Purchaser shall be permitted to sell any or all Company Securities held by such Purchaser pursuant to an Offer in compliance with the provisions of this Section 2.2.

               (a) Receipt of Offer; Notice to Other Purchasers. Following
                   --------------------------------------------
receipt of an Offer that any Selling Security Holder desires to accept, such Selling Security Holder shall promptly send a notice to the Company and to each of the other Purchasers:

                   (1) containing a true and complete copy of the Offer, setting forth the numbers of shares of Common Stock and aggregate principal amount of Subordinated Notes that are the subject of the Offer, the price thereof, and all the terms and conditions of the proposed sale;

                   (2) stating that the Selling Security Holder desires to sell the specified Company Securities on the terms described in the Offer, that the Selling Security Holder believes that the Offer has been made in good faith and that the Offeror is financially capable of carrying out the terms of the Offer, and that the Offeror is not another Purchaser or an Affiliate of any other Purchaser;

                   (3) setting forth the name, business address, and business or other occupation of the Offeror;

                   (4) offering to sell all the Company Securities that are the subject of the Offer to the Company and, contingent on the Company's failure to accept such offer in a timely manner, to the other Purchasers, in each case on the terms and conditions set forth in the Offer; and

                   (5) offering each other Purchaser the right (the "Go-Along Right") to sell to the Company, the other Purchasers or the Offeror, as applicable, on the same terms and conditions as set forth in the Offer, a portion of the Company Securities held by such Purchaser, which portion shall be computed such that the ratio of (a) the amounts of Company Securities to be sold by such Purchaser to (b) the aggregate amounts of Company Securities then held by such Purchaser is equal to the ratio of
      (x) the amounts of Company Securities to be sold by the Selling Security Holder to (y) the aggregate amounts of Company Securities then held by such Selling Security Holder.

               (b) Right of Purchasers to Sell Other Classes and Series of
                   -------------------------------------------------------
Securities.  The Go-Along Right of each Purchaser shall apply to all classes and
----------
series of Company Securities held by such Purchaser. If any Purchaser exercising its Go-Along Right elects to sell any class or series of Company Securities that is different from the class or series specified in the Offer, then the Selling Security Holder shall use reasonable efforts to cause the Offeror (or the Company or the other Purchasers, as applicable) to purchase such different class or series of Company Securities on the terms specified in the Offer and if the Offeror (or the Company or the other Purchasers, as applicable) is unwilling or unable to purchase such Company Securities in accordance with the terms of the Offer, the Selling Security Holder shall be prohibited from selling any of its Company Securities pursuant to such Offer.

               (c) Acceptance of Selling Security Holder's Offer. If the Company
                   ---------------------------------------------
desires to purchase from the Selling Security Holder all of the Company Securities that are the subject of the Offer on the same terms and conditions as the Offer, and if the Company is permitted to purchase such shares on those terms and conditions without violating the provisions of the Loan Documents, the Company shall deliver a written acceptance of the offer to the Selling Security Holder within fifteen days after the Company's receipt of the Selling Security Holder's offer. If any other Purchaser or group of Purchasers desires to purchase all of the Company Securities that are the subject of the Offer on the same terms and conditions as the Offer, such other Purchaser or group of Purchasers shall deliver a written acceptance of the offer to the Company and to the Selling Security Holder within fifteen days after its receipt of the Selling Security Holder's offer. Any acceptance of the Selling Security Holder's offer by any other Purchaser or group of Purchasers shall be contingent on the Company's failure to accept in a timely manner the offer made to it by the Selling Security Holder.

               (d) Exercise of Go-Along Rights. If any Purchaser who has not
                   ---------------------------
elected to purchase the Company Securities from the Selling Security Holder pursuant to Section 2.2(c) desires to exercise its Go-Along Right, such Purchaser shall deliver a written notice to the Selling Security Holder within fifteen days after receipt of the Selling Security Holder's offer specifying that such Purchaser desires to exercise its Go-Along Right.

               (e) Sale of Securities After Offer to Company and Other
                   ---------------------------------------------------
Purchasers. After compliance with the foregoing provisions of this Section 2.2,
----------
the Selling Security Holder (and all other Purchasers that have elected to exercise their Go-Along Rights) may sell the Company Securities (subject to adjustment to include the Company Securities to be sold by all Purchasers exercising Go-Along Rights) to the Company or to the other Purchaser or group of Purchasers that accepted the offer of the Selling Security Holder, as applicable, or, if neither the Company nor any other Purchaser or group of Purchasers accepted the offer of the Selling Security Holder or if the Company or the other Purchaser or group of Purchasers failed to purchase the Company Securities of the Selling Security Holder pursuant to its or their acceptance of the Selling Security Holder's offer, to the Offeror on the terms of the Offer, subject to the Go-Along Rights of the other Purchasers. If any of the Purchasers shall have exercised their Go-Along Rights, the Company and the other Purchaser or group of Purchasers shall, or the Selling Security Holder shall cause the Offeree, as applicable, to purchase from the Purchasers that have exercised their Go-Along Rights the amounts of Company Securities to be sold by the other Purchasers (calculated in accordance with Section 2.2(a)(5)). If neither the Company nor any other Purchaser or group of Purchasers accepts the offer of the Selling Security Holder and, thereafter, the Selling Security Holder proposes (i) to sell its Company Securities to any Person other than the Offeror or (ii) to sell its Company Securities on terms and conditions that are not the same as those set forth in the Offer (including a sale of Company Securities to the Offeror on a date later than the latest date specified in the Offer for the closing of the purchase of the Selling Security Holder's Company Securities), then the Selling Security Holder shall submit a new notice conforming with Section 2.2(a) to the Company and the other Purchasers, and the provisions of this Section 2.2 shall apply as if the Selling Security Holder was proposing a new sale to a new Offeror.

          2.3  [Intentionally Omitted.]
                ---------------------

          2.4  Certain Other Permitted Transfers by Management Investors.
               ---------------------------------------------------------
Notwithstanding Section 2.1, any Management Investor shall be permitted to make the following additional Transfers:

               (a) Transfers by any Management Investor to one or more trusts of which such Management Investor is the sole trustee, with sole power and authority to direct the disposition of and voting with respect to the assets thereof, and the sole beneficiaries thereof are such Management Investor, and/or his or her spouse and/or his or her direct descendants;

               (b) Transfers by any Management Investor to or for the benefit of his or her spouse and/or his or her direct descendants, provided that each such transferee shall have executed an irrevocable power of attorney in favor of such Management Investor (in form and substance satisfactory to the Company and the Requisite Holders), granting such Management Investor complete and total discretion to sell, assign, transfer or otherwise dispose of, to exercise all voting rights with respect to, and to take any and all actions required or permitted to be taken under this Agreement or any under any instrument, agreement or other document executed in connection herewith with respect to, all Company Securities that are the subject of such Transfer; and

               (c) Transfers of Company Securities held by any Management Investors to or for the benefit of such Management Investor's spouse and/or his direct descendants upon the death or mental incapacity of such Management Investor.

          2.5  Certain Other Permitted Transfers by Venture Investors.
               ------------------------------------------------------
Notwithstanding Section 2.1, the Venture Investors shall be permitted to make the following additional Transfers:

               (a) Transfers by any Venture Investor to any Affiliate of such Venture Investor;

               (b) Transfers by any Venture Investor to any other Venture Investor or any Affiliate of such other Venture Investor;

               (c) Transfers by the M/C II Investors to any third party of a portion of the Company Securities held by the M/C II Investors in the event that M/C III is not established within one year from the date of this Agreement, provided that (i) after giving effect to such Transfers by the M/C II Investors pursuant to this clause (c) the M/C II Investors shall continue to hold in the aggregate Company Securities having a cost of not less than $10,000,000, and
(ii) the M/C II Investors shall enter into an amendment to this Agreement which provides for the reduction of the number of M/C Investor Directors set forth in
Section 3.2(b) hereof from three to two, and the addition of the right to nominate one member of the Board of Directors of the Company by either the transferee of such Company Securities or CVCA, as determined by the M/C II Investors in their sole discretion; and

               (d) Transfers by CVCA (or any Permitted Transferee of CVCA that is a Regulated Holder) pursuant to Section 6.4 of this Agreement.

          2.6  Qualifying Initial Public Offering.  Notwithstanding Section 2.1
               ----------------------------------
and subject to the terms and conditions of the Registration Rights Agreement, each Purchaser shall be permitted to sell any or all of its shares of Common Stock in connection with a Qualifying Initial Public Offering.

          2.7  Agreement to be Bound; Provisions Applicable to Permitted
               ---------------------------------------------------------
Transferees.  Any transferee of any Purchaser permitted by Sections 2.2, 2.4 and
-----------
2.5 (a "Permitted Transferee") shall acquire the Company Securities and other rights, subject to all provisions of this Agreement as if such Company Securities and other rights were still held by such Purchaser, whether or not such Permitted Transferee so agrees with the transferring Purchaser, provided,
                                                                     --------
however, that no Transfer pursuant to Sections 2.2, 2.4 or 2.5 shall be
-------
effective unless the transferee agrees in writing to be a party to and be bound by all of the terms of this Agreement.

          2.8  Compliance with Provisions.  The Company shall not transfer on
               --------------------------
its books any Company Securities which are subject to this Agreement unless the provisions of this Agreement have been complied with. Any purported transfer of Company Securities without full compliance with the provisions of this Agreement shall be null and void.


SECTION 3.  EXERCISE OF VOTING RIGHTS.
---------   -------------------------

          3.1  Generally.  Each of the Purchasers shall vote all shares of
               ---------
Common Stock which such Purchaser from time to time owns in a manner consistent with the performance by the Company and its Subsidiaries of their covenants and obligations under this Agreement, the Securities Purchase Agreement and the other Transaction Documents.

          3.2  Board Composition.  At each annual meeting of the stockholders of
               -----------------
the Company, and at each special meeting of the stockholders of the Company involving the election of directors of the Company, and at any other time at which the stockholders of the Company shall have the right to or shall vote for or consent in writing regarding the nomination or election of directors of the Company, then and in each event from and after the date hereof, the Purchasers shall vote all shares of Common Stock which are presently or hereafter owned or controlled by them (and shall take such other actions as are necessary) so as to fix the number of members of the Board of Directors of the Company at seven (7) and to nominate, elect and thereafter continue in office (and not remove from office (except as provided in Section 3.3 below)) as members of the Board of Directors of the Company:

               (a) three (3) designated representatives of the Management Investors, who shall initially be John C. Stanley, IV, A.B. Isbell and Richard
W. Ebersole (such representatives shall be referred to herein as the "Management Investor Directors");

               (b) three (3) designated representatives of the M/C II Investors, who shall initially be Stephen F. Gormley, John G. Hayes and David D. Croll (such representatives shall be referred to herein as the "M/C II Investor Directors"); and

               (c) one (1) designated representative of CVCA, who shall initially be Brian Richmand (such representative shall be referred to herein as the "CVCA Director").

          3.3  Removal.  Each Purchaser agrees to vote all shares of Common
               -------
Stock which such Purchaser from time to time owns for (i) the removal of any Management Investor Director upon the written request of the Management Investors and for the election to the Board of Directors of a substitute designated by the Management Investors, (ii) the removal of any M/C II Investor Director upon the written request of the M/C II Investors and for the election to the Board of Directors of a substitute designated by the M/C II Investors, and (iii) the removal of any CVCA Director upon the written request of CVCA and for the election to the Board of Directors of a substitute designated by CVCA.

          3.4  Vacancies.  Each Purchaser agrees to vote all shares of Common
               ---------
Stock in such manner (and to cause its designated representatives of the Board of Directors to vote in such manner) as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors of the Company (occurring for any reason) shall be filled only in accordance with the provisions of this
Section 3.

          3.5  Charter Documents and By-Laws.  The charter documents and by-laws
               -----------------------------
of the Company shall not be inconsistent with the voting provisions set forth in this Section 3, and the Board of Directors of the Company shall not take any action to modify or amend the charter documents or by-laws of the Company in a manner inconsistent with the voting provisions set forth in this Section 3 without such approval of the Purchasers as would be required for a Modification of this Section 3.

          3.6  Approved Sale.  Each of the Purchasers agrees to vote all shares
               -------------
of Common Stock which such Purchaser from time to time owns in favor of an Approved Sale.


SECTION 4.  SALE OF THE COMPANY
---------   -------------------

          4.1  Approved Sale.  Neither the Company nor any of the Purchasers
               -------------
shall take any action to effectuate a Sale unless such Sale shall have been approved (i) by the Requisite Holders, and (ii) in addition, during the period from the date hereof through the third anniversary of the date hereof, by the holders of a majority of the shares of Common Stock held by the Management Investors. Any Sale which is approved in accordance with this Section 4.1 shall be referred to as an "Approved Sale."

          4.2  In furtherance of an Approved Sale; Mandatory Come-Along. Subject
               --------------------------------------------------------
to the provisions of Section 4.4, in connection with any Approved Sale, the Company and each of the Purchasers shall take all reasonably necessary or desirable actions to facilitate the consummation of the Approved Sale, including, but not limited to, the release of information and documentation and the execution of such agreements and such instruments and other actions reasonably necessary to provide the representations, warranties, indemnities, covenants, conditions, noncompete agreements (provided that no Venture Investor shall be required to execute a noncompete agreement), escrow agreements and other provisions and agreements relating to such Approved Sale; it being expressly acknowledged and agreed by each Purchaser that the Requisite Holders shall have the right to require all of the Purchasers to sell all of their shares of Common Stock in connection with an Approved Sale by giving written notice, or causing the Company to give written notice, to the Purchasers no less than fifteen days prior to the proposed date of consummation of the Sale, and upon receipt of such notice each Purchaser shall take such actions as the Company or the Requisite Holders may reasonably request to effectuate the sale of such Purchaser's shares of Common Stock.

          4.3.  Mandatory Sale.  Subject to the provisions of Section 4.4 but
                --------------
notwithstanding the provisions of Section 4.1, at any time from and after the seventh anniversary of the date of this Agreement, (i) the Management Investors,
(ii) the M/C II Investors, or (iii) CVCA, shall have the right to require the Company and each other Purchaser to take such actions (including selling all of their shares of Common Stock) as may be reasonably necessary or appropriate to consummate a Sale.

          4.4.  Conditions to Company and Purchasers' Obligations.  The
                -------------------------------------------------
obligations of the Company and the Purchasers in connection with any Sale under this Section 4 are subject to all of the following conditions:

                (a) All holders of Common Stock shall receive the same consideration per share for their shares of Common Stock (taking into account all consideration received including disguised purchase price), or if any holders of Common Stock are given an option as to the form of consideration to be received, all holders of Common Stock will be given the same option.

          (b) No holder of Common Stock shall be obligated to pay more than such holder's pro rata share (based upon the number of shares of Common Stock held)
         --- ----
of reasonable costs and expenses incurred in connection with such Sale to the extent such costs and expenses are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party (including the reasonable costs of one counsel chosen by the Requisite Holders on behalf of all holders), it being understood that costs and expenses incurred by or on behalf of any holder for such holder's sole benefit will not be considered costs of the transaction hereunder, and provided that a holder's pro
                                                                            ---
rata share of allocated costs and expenses shall not exceed the total purchase
----
price received by such holder for such holder's Common Stock.

          (c) In the event that the holders of Common Stock are required to provide any representations or indemnities in connection with a Sale (other than representations or indemnities concerning such holder's title to such holder's Common Stock and such holder's authority, power and right to enter into and consummate such purchase or merger agreement without violating any other agreement or legal requirement), then each holder shall not be liable for more than such holder's pro rata share (based upon the number of shares of Common
                   --- ----
Stock held) of any liability for misrepresentation or indemnity and such liability shall not exceed the total purchase price received by such holder for such holder's Common Stock, provided that the portion of such holder's liability attributable to non-cash purchase price received shall be satisfied solely out of such non-cash property.


SECTION 5.  RIGHTS OF FIRST OFFER
---------   ---------------------

          In the event the Company proposes to offer or sell any additional shares of Common Stock or any security that is convertible into or carries the right to purchase shares of Common Stock to any of the Purchasers or any of their Affiliates, the Company shall offer each Purchaser and its Affiliates the right to subscribe to and purchase an amount of the securities to be so offered or sold corresponding to such Purchaser's Common Stock Percentage, subject to the terms, conditions, limitations and exemptions set forth below. The rights created by this Section 5 shall not apply to (a) the issuance and sale of Employee Shares, provided that the aggregate amount of Employee Shares shall not at any time exceed five percent (5%) of the outstanding Common Stock (on a fully-diluted basis), (b) the issuance of Company Securities to the Venture Investors at the Second Closing in accordance with the Securities Purchase Agreement, (c) the issuance of securities in connection with a Qualifying Initial Public Offering, or (d) the issuance of shares of Class A Common Stock or Class B Common Stock upon conversion of shares of Class B Common Stock or Class A Common Stock, respectively. The price and other terms and conditions upon which each of the Purchasers and their Affiliates may exercise the rights granted to them under this Section 5 shall be as established by the Company in connection with the authorization or approval of the subject offering or sale, which shall be set forth or summarized in a written notice issued to each of the Purchasers not less than thirty (30) days in advance of the date of the proposed offering or sale and which terms and conditions shall be no less favorable to each Purchaser and its Affiliates than those to be offered to all other Purchasers and their Affiliates. Each Purchaser and its Affiliates may exercise the subscription right granted pursuant to this Section 5 during the period of ten (10) days next following receipt of such written notice, such exercise to be signed and documented in such manner as the Company shall reasonably specify.


SECTION 6.  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.
---------   -------------------------------------------------

          Each of the original or subsequent parties to this Agreement represents, warrants and covenants to the other parties, to the extent applicable to its or his status as a corporation, partnership or individual, as follows:

          6.1  Organization and Authority.  Such party is duly organized,
               --------------------------
validly existing, and in good standing under the laws of its state of organization or formation and has the requisite power and authority to execute, deliver, and perform this Agreement and the documents contemplated hereby according to their respective terms.

          6.2  Authorization and Binding Obligations.  The execution, delivery,
               -------------------------------------
and performance of this Agreement by such party have been duly authorized by all necessary corporate or partnership action on its part. This Agreement has been duly executed and delivered by such party and constitutes the legal, valid, and binding obligation of such party, enforceable against him or it in accordance with its terms, except as the enforceability of this Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally or by judicial discretion in the enforcement of equitable remedies.

          6.3  Absence of Conflicting Agreements or Consents.  The execution,
               ---------------------------------------------
delivery, and performance by such party of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (a) do not require the consent of any third party; (b) if such party is not an individual, will not conflict with any provision of such party's organizational documents; (c) will not conflict with, result in a breach of, or constitute a default under any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality; and (d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license, or permit to which such party is a party or by which such party or its assets may be bound. Except for this Agreement, the Securities Purchase Agreement and the other Transaction Documents, such party is not a party to or otherwise bound by any other agreement with respect to the ownership, disposition, or voting of any shares of any of the capital stock issued by the Company.

     6.4  Regulatory Compliance Cooperation.
          ---------------------------------

          (a) If CVCA (or any Permitted Transferee of CVCA that is a Regulated Holder) determines that it has a Regulatory Problem, the Company and the other holders of Company Securities shall use commercially reasonable efforts to (i) take all such actions to avoid or cure such Regulatory Problem as are reasonably requested by CVCA (or such other Regulated Holder) in order (A) to effectuate and facilitate any Transfer by CVCA (or such other Regulated Holder) of any Company Securities then held by CVCA (or such Regulated Holder) to any Person designated by CVCA (or such Regulated Holder), (B) to permit CVCA (or such Regulated Holder or any Affiliate of such Regulated Holder) to exchange all or any portion of its shares of Class A Common Stock for shares of Class B Common Stock, and (C) to preserve and continue the respective allocation of the voting interests and powers with respect to the Company arising out of CVCA's (or such Regulated Holder's) ownership of shares of Class B Common Stock and as provided in this Agreement before the Transfers and exchanges referred to above (including entering into such additional agreements as are reasonably requested by CVCA (or such Regulated Holder) to permit a Person designated by CVCA (or such Regulated Holder) to exercise the voting rights relinquished by CVCA (or such Regulated Holder) upon the exchange of shares of Class A Common Stock for shares of Class B Common Stock), and (ii) enter into such additional agreements, adopt such amendments to this Agreement, the Company's Certificate of Incorporation and the Company's bylaws and other relevant agreements and take such additional actions, in each case as are reasonably requested by CVCA (or such Regulated Holder), in order to effectuate the purpose and intent of the foregoing.

          (b) If CVCA (or any Permitted Transferee of CVCA that is a Regulated Holder) elects to Transfer any of its Company Securities to an Affiliate which is a Regulated Holder in order to avoid or cure a Regulatory Problem, the Company and the other holders of Company Securities shall enter into such agreements with such other Regulated Holder and its Affiliates as it may reasonably request in order to assist such Regulated Holder and its Affiliates in complying with all applicable regulatory laws. Such agreements may include restrictions on the conversion, redemption, repurchase or retirement of the Company Securities that would result or be reasonably expected to result in such Regulated Holder or its Affiliates holding more voting securities or total equity than it is permitted to hold under such applicable regulatory laws.

          (c) If CVCA (or any Permitted Transferee of CVCA that is a Regulated Holder) has the right or opportunity to acquire any shares of Class A Common Stock (or other voting securities of the Company), as the result of a preemptive offer, pro-rata offer or otherwise, at the request of CVCA (or such Regulated Holder) the Company will use commercially reasonable efforts to offer to sell (or if the Company is not the seller, to cooperate with the seller and CVCA (or such Regulated Holder) to permit such seller to sell) such Class B Common Stock (or other non-voting securities of the Company) on the same terms as would have existed had CVCA (or such Regulated Holder) acquired the shares of

Class A Common Stock (or other voting securities of the Company so offered) and immediately requested their exchange for shares of Class B Common Stock (or other non-voting securities) pursuant to Section 6.4(a).

          (d) In the event that any Subsidiary of the Company ever offers to sell any of its securities (other than to the Company or any of its other Subsidiaries), then the Company will cause such Subsidiary to enter into agreements with CVCA (or any Permitted Transferee of CVCA that is a Regulated Holder) substantially similar to those set forth in this Agreement.

          (e) Each holder of Company Securities agrees to use commercially reasonable efforts to cooperate with the Company in complying with this Section 6.4, including voting to approve amending this Agreement, the Company's Certificate of Incorporation, or the Company's bylaws in a manner reasonably requested by CVCA (or any Permitted Transferee of CVCA that is a Regulated Holder).

          (f) The Company and each holder of Company Securities agrees not to amend or waive the voting or other provisions of this Agreement, the Company's Certificate of Incorporation or the Company's bylaws if such amendment or waiver would cause CVCA (or any Permitted Transferee of CVCA that is a Regulated Holder) to have a Regulatory Problem, provided that CVCA (or any such Regulated Holder) notifies the Company that it would have a Regulatory Problem promptly after it has notice of such proposed amendment or waiver.

          (g) CVCA (and each Permitted Transferee of CVCA that is a Regulated Holder) agrees that in the event CVCA (or any such Regulated Holder) takes action to effectuate a Transfer pursuant to this Section 6.4 to cure a Regulatory Problem, to the extent laws and regulations then applicable to CVCA (or any such Regulated Holder) so permit, CVCA (or such Regulated Holder) shall use commercially reasonable efforts (i) to comply with all of the provisions of
Section 2.2 of this Agreement (except that CVCA (or such Regulated Holder) shall not be required to extend to any other Purchaser, and no other Purchaser shall be entitled to exercise, any Go-Along Right in connection with such Transfer by CVCA (or such Regulated Holder)), or (ii) to designate a transferee reasonably acceptable to the Company and the other Purchasers.

          6.5  Transactions with Affiliates.  The Company shall not, and shall
               ----------------------------
not permit any of its Subsidiaries to, enter into or be a party to any transaction with or for the benefit of any Affiliate (or any spouse, parent, sibling or lineal descendant of an Affiliate), except (i) for compensation paid to employees of the Company and its Subsidiaries in the ordinary course of business, (ii) transactions between the Company and any of its Subsidiaries,
(iii) transactions between any Subsidiary of the Company and any other Subsidiary of the Company, and (iv) transactions expressly disclosed in or contemplated by the Securities Purchase Agreement and the Exhibits and Schedules thereto.

          6.6  Modification of North and South Acquisition Agreements.  The
               ------------------------------------------------------
Company shall not, and shall not permit any of its Subsidiaries to, modify, waive or supplement any term, covenant, agreement or provision set forth in the North Acquisition Agreement or the South Acquisition Agreement.


SECTION 7.  MISCELLANEOUS.
---------   -------------

          7.1  Incorporation by Reference.  All exhibits appended to this
               --------------------------
Agreement and all documents delivered pursuant to or referred to in this Agreement are incorporated herein by reference and made a part hereof.

          7.2  Amendments, Modifications and Waivers.  Unless otherwise
               -------------------------------------
expressly set forth herein, any consent, notice, discretionary decision, change, modification, supplement, or waiver of, or with respect to, any term, covenant, agreement, condition or provision set forth herein (collectively, a "Modification") shall be effective with, but only with, the written consent of:
(a) the Management Investors; (b) the M/C II Investors; and (c) CVCA. For purposes of this Agreement, any Modification requiring the consent of, or any right which by its terms is exercisable by: (i) the Management Investors shall be effective with the written consent of the holders of a majority of the Company Securities held by the Management Investors (and their Permitted Transferees), (ii) the M/C II Investors shall be effective with the written consent of the holders of a majority of the Company Securities held by the M/C Investors (and their Permitted Transferees), and (iii) CVCA shall be effective with the written consent of the holders of a majority of the Company Securities held by CVCA (and its Permitted Transferees).

          7.3  Legend on Securities.  The Company and each of the Purchasers
               --------------------
acknowledges and agrees that a legend in substantially the following form shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by an Investor:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES AND BLUE SKY LAWS AND MAY NOT BE SOLD, TRANSFERRED, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

          THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A SHAREHOLDERS AGREEMENT DATED AS OF APRIL 3, 1996,

INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER, AND VOTING AGREEMENTS.

          7.4  Governing Law.  This Agreement shall be deemed a contract made
               -------------
under the laws of The Commonwealth of Massachusetts and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of law provisions thereof, except that matters of corporate law shall be governed by the laws of the State of Delaware.

          7.5  Notices. All necessary notices, demands and requests permitted or
               -------
required under this Agreement shall be in writing and shall be deemed effective
(a) if given by facsimile, when such facsimile is transmitted to the applicable party at the facsimile number specified in the Securities Purchase Agreement, the appropriate answer back is received and a copy is sent by a nationally recognized overnight courier service to such party at the address indicated in the Securities Purchase Agreement, (b) three (3) days after being mailed by certified mail, return receipt requested, postage and charges prepaid to the applicable party at the address indicated in the Securities Purchase Agreement,
(c) one (1) business day after being sent by a nationally recognized overnight courier service to the applicable party at the address indicated in the Securities Purchase Agreement, or (d) when delivered either by hand or by messenger to the applicable party at the address indicated in the Securities Purchase Agreement; or to such other address or facsimile number as may be furnished by any party in writing to each of the other parties hereto.

          7.6  Management Investors' Agent; Power of Attorney.  Each Management
               ----------------------------------------------
Investor (other than A.B. Isbell and Richard W. Ebersole) hereby irrevocably appoints John C. Stanley, IV as his or her agent and true and lawful attorney, coupled with an interest (the "Management Investors' Agent"), to execute any and all instruments, agreements and other documents, and to vote all shares of Common Stock, and to take any and all actions required by or permitted to be taken by such Management Investor under this Agreement or under any instrument, agreement or other document executed in connection herewith, as the Management Investors' Agent shall deem necessary or appropriate. Each Management Investor (other than A.B. Isbell and Richard W. Ebersole) hereby acknowledges such appointment of the Management Investors' Agent and agrees to recognize and accept any and all actions of the Management Investors' Agent as the actions of the Management Investor hereunder.

          7.7  Successors and Assigns.  The duties and obligations of, and
               ----------------------
restrictions on, the Company hereunder shall be binding upon all successors and assigns of the Company. The duties and obligations of, and restrictions (including transfer restrictions) on, the Purchasers hereunder shall be binding upon any transferee of any of the Company Securities (other than a transferee of Company Securities pursuant to a Public Sale). The rights and remedies afforded to the Purchasers hereunder shall not be assignable to any Person other than to a Permitted

Transferee that has agreed in writing to be a party to and be bound by the terms of this Agreement.

          7.8  Termination. This Agreement shall terminate upon consummation of
               -----------
a Qualifying Initial Public Offering.

          7.9  Dispute Resolution; Consent to Jurisdiction and Service.  Any
               -------------------------------------------------------
dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally determined in accordance with the dispute resolution provisions of the Securities Purchase Agreement. In the event that the dispute resolution provisions of the Securities Purchase Agreement do not apply because any of the parties is seeking an equitable remedy, each of the parties hereto (a) irrevocably submits to the jurisdiction of the state and federal courts in The Commonwealth of Massachusetts for the purpose of prosecuting or defending any claim for equitable relief, and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that such party is not subject personally to the jurisdiction of the above-named court, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that such party's submission to jurisdiction and such party's consent to service of process by mail is made for the express benefit of the other parties hereto. Any equitable relief awarded, of any nature, against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions in any manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that any
                                                    --------  -------
party hereto may at such party's option bring suit, or institute other judicial proceedings, in any state or federal court of the United States or of any country or place where the other parties may be found.

          7.10  Specific Performance.  The parties agree that the failure of any
                --------------------
party to perform the obligations provided by this Agreement could result in irreparable damage to the other parties, and that monetary damages alone would not be adequate to compensate the non-defaulting party for its or his injury. Any party shall therefore be entitled, in addition to any other remedies that may be available, including money damages, to obtain specific performance of the terms of this Agreement. If any action is brought by any party to enforce this Agreement, any party against which the action is brought shall waive the defense that there is an adequate remedy at law.

          7.11  Counterparts.  This Agreement may be executed in counterparts,
                ------------
all of which together shall constitute one and the same instrument.

          7.12  Effect of Headings.  The section and paragraph headings herein
                ------------------
are for convenience only and shall not affect the construction hereof.

          7.13  Entire Agreement.  This Agreement (together with the Securities
                ----------------
Purchase Agreement and the SBA Compliance Documents (as such term is defined in the Securities Purchase Agreement) constitutes the entire Agreement between the parties and supersedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements between them relating to the subject matter hereof, including, without limitation, that certain Shareholders Agreement dated August 31, 1989 among the shareholders of OCI Corp. of Michigan relating to the capital stock of OCI Corp. of Michigan, that certain Agreement between John C. Stanley, IV and A.B. Isbell relating to the capital stock of Mass Communications Corp., and any and all other prior agreements between any of the parties hereto with respect to any shares of capital stock of any Subsidiaries of the Company.

                 [Remainder of page intentionally left blank.]

                                FIRST AMENDMENT
                                     TO THE
                             SHAREHOLDERS AGREEMENT
                                       OF
                               OCI HOLDINGS CORP.


          FIRST AMENDMENT (the "First Amendment") dated as of September 10, 1996 by and among OCI Holdings Corp. (the "Company"), the Venture Investors, the Management Investors and the new management investors listed on the signature pages hereto (the "New Management Investors").

          WHEREAS the Company, the Venture Investors and the Management Investors are parties to a Securities Purchase Agreement dated as of April 3, 1996 (the "Securities Purchase Agreement") and a Shareholders Agreement dated as of April 3, 1996 (the "Shareholders Agreement"); and

          WHEREAS the Company, the Venture Investors, the Management Investors and the New Management Investors are parties to a First Amendment to the Securities Purchase Agreement dated as of September 10, 1996 pursuant to which the New Management Investors acquired certain shares of Class A Common Stock and certain Series A Notes of the Company (the "Company Securities"); and

          WHEREAS the Company, the Venture Investors, the Management Investors and the New Management Investors desire to amend the Shareholders Agreement to provide for the New Management Investors to become parties to the Shareholders Agreement upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, for good and valuable consideration, the undersigned hereby agree as follows:

          1. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Securities Purchase Agreement.

          2. Each of the Company, the Venture Investors and the Management Investors hereby consents to this First Amendment, to each New Management Investor becoming a party to the Shareholders Agreement and to the amendment of the Shareholders Agreement as set forth herein.

          3. Each New Management Investor hereby acknowledges that he has received and fully reviewed a complete copy of the Shareholders Agreement and agrees that, from and after the date of this First Amendment, such New Management Investor shall be deemed to be a party to the Shareholders Agreement and shall be bound by all provisions of the Shareholder Agreement.

          4. Each New Management Investor hereby severally makes to and for the benefit of the Company the representations and warranties set forth in this Paragraph 4 with respect to such Management Investor.

              4.1  Capacity and Binding Obligations.  Such New Management
                   --------------------------------
Investor has full right, authority, power and capacity to enter into this First Amendment and the Shareholders Agreement. This First Amendment and the Shareholder Agreement constitute the legal, valid, and binding obligations of such New Management Investor, enforceable against him in accordance with their terms, except as the enforceability of this First Amendment or the Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally or by judicial discretion in the enforcement of equitable remedies.

              4.2  Absence of Conflicting Agreements or Consents.  The
                   ---------------------------------------------
execution, delivery, and performance by such party of this First Amendment and the Shareholders Agreement and the documents contemplated hereby and thereby (with or without the giving of notice, the lapse of time, or both): (a) do not require the consent of any third party; (b) will not conflict with, result in a breach of, or constitute a default under any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality; and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license, or permit to which such party is a party or by which such party or its assets may be bound. Except for this First Amendment, the Shareholders Agreement, the Securities Purchase Agreement and the other Transaction Documents, such party is not a party to or otherwise bound by any other agreement with respect to the ownership, disposition, or voting of any shares of any of the capital stock issued by the Company.

          5. Section 2 of the Agreement is hereby amended, as of the effective date of this First Amendment, by adding thereto the following subsection:

              "2.9  Repurchase at the Option of the Company.  The Company shall
                    ---------------------------------------
have the right to purchase all or any part of the Company Securities held by a New Management Investor and the Company Securities held by any transferee of such New Management Investor pursuant to Section 2.4 of the Agreement (a "Subject Transferee") in the circumstances set forth in this Section 2.9. Said right is referred to herein as the "Repurchase Option." The Repurchase Option is exercisable by the Company in its sole discretion, and nothing herein shall be interpreted as requiring the Company to repurchase Company Securities under any circumstances. If any New Management Investor or Subject Transferee fails to deliver Company Securities for purchase upon exercise of the Repurchase Option, the Company shall refuse to recognize such New

     Management Investor or Subject Transferee as holder of such Company Securities for any purpose, including without limitation dividend and voting rights.

               (a) Circumstances Giving Rise to Repurchase Option.  The
                   ----------------------------------------------
     Repurchase Option shall be effective and exercisable with respect to a New Management Investor in accordance with the provisions of paragraphs (b) and
     (c) of this Section 2.9 in any of the circumstances set forth below:

                   (1) termination of such New Management Investor's employment with the Company or any direct or indirect Subsidiary of the Company for any reason, whether voluntary or involuntary;

                   (2) death or mental incapacity of such New Management Investor, in which case the executor, administrator, guardian or legal representative of such New Management Investor shall give the Company written notice of such event within 30 days after the date of death or mental incapacity of such New Management Investor; or

                   (3) if such New Management Investor (A) files a voluntary petition under any bankruptcy or insolvency law or a petition for the appointment of a receiver, or makes an assignment for the benefit of creditors, or (B) is subjected involuntarily to such a petition or assignment, or to an attachment or other legal or equitable interest with respect to his or her Company Securities, and such involuntary petition, assignment or attachment is not discharged within 30 days; or (C) is subject to a transfer of his Company Securities to a guardian or legal representative, or other transfer by operation of law.

               (b) Exercise of Repurchase Option.  The Company may exercise the
                   -----------------------------
     Repurchase Option by providing written notice to the New Management Investor subject thereto (or, if applicable, such New Management Investor's executor, administrator, guardian or legal representative) and/or any Subject Transferee of such New Management Investor, within 30 days after
     (i) the date of termination of such New Management Investor's employment,
     (ii) the date the Company receives written notice of death or mental incapacity from such New Management Investor's executor, administrator, guardian or legal representative or (iii) the date the Company receives actual notice of an event described in Section 2.9(a)(3). The Company shall designate in such notice a date, time and place for the closing of the repurchase, which shall be not more than 60 days after the date of the Company's notice, unless otherwise agreed by the parties. The Company may assign its rights hereunder with respect to a particular repurchase by written notice to the selling New Management Investor or Subject Transferee at or prior to the scheduled date of a repurchase. The closing of each such repurchase shall take place at the offices of the Company or of its counsel, unless otherwise agreed by the parties. At the closing of each such repurchase, the Company or its assignee shall purchase, and the selling New Management Investor or Subject Transferee shall sell to the Purchaser, the Company Securities as to which the Repurchase Option has been exercised (the "Purchased Securities") at the price and on the terms set forth in paragraph (c) of this Section 2.9. If the Repurchase Option is not exercised, the Company Securities subject thereto shall remain subject to all provisions of this Agreement, and if the holder of such Company Securities is not already a party to this Agreement such holder shall become a party to this Agreement by executing a counterpart hereof, and shall be bound by the provisions of this Agreement whether or not such transferee does so.

               (c) Purchase Price and Terms of Sale.  The purchase price to be
                   --------------------------------
     paid by the Company for any Purchased Securities under this Section 2.9 shall be the fair market value of such Company Securities as determined in good faith by the Board of Directors of the Company. At the closing of any such repurchase, (a) the Company or its assignee shall pay to the seller of such Purchased Securities the aggregate purchase price for the Purchased Shares by certified or bank check and (b) such seller shall deliver to the Purchaser the certificate or certificates and note or notes representing the Purchased Securities, duly endorsed for transfer, free and clear of any liens, pledges or encumbrances."

     6. Section 7.6 of the Shareholders Agreement is hereby amended, as of the effective of this First Amendment, by adding thereto the following paragraph:

         "As of the Third Closing Date, each New Management Investor hereby irrevocably appoints John C Stanley IV as such New Management Investor's agent and true and lawful attorney, coupled with an interest (the "New Management Investors' Agent") to execute any and all instruments, agreements and other documents, and to take any and all action required by or permitted to be taken by such New Management Investor under this Agreement or under any instrument, agreement or other document executed in connection herewith, as the New Management Investors' Agent shall deem necessary or appropriate. Each New Management Investor hereby acknowledges such appointment of the New Management Investors' Agent and agrees to recognize and accept any and all actions of the New Management Investors' Agent as the actions of the New Management Investor hereunder. In furtherance of such appointment, each New Management Investor is delivering to the New Management Investors' Agent all original certificates representing shares of Class A Common Stock and all original Series A Notes issued by the Company to such New Management Investor, together with duly executed transfer powers endorsed in blank."

                                SECOND AMENDMENT
                                       TO
                             SHAREHOLDERS AGREEMENT
                                       OF
                               OCI HOLDINGS CORP.


     SECOND AMENDMENT (the "Second Amendment") dated as of January 27, 1997 by and among OCI Holdings Corp. (the "Company"), the Venture Investors, the Management Investors and the additional management investors listed on the signature pages hereto (the "Additional Management Investors").

     WHEREAS, the Company, the Venture Investors and the Management Investors are parties to a Securities Purchase Agreement dated as of April 3, 1996, as amended by the First Amendment to Securities Purchase Agreement dated as of September 10, 1996 (the "Securities Purchase Agreement") and a Shareholders Agreement dated as of April 3, 1996, as amended by the First Amendment to Shareholders Agreement dated as of September 10, 1996 (the "Shareholders Agreement"); and

     WHEREAS, the Company, the Venture Investors, the Management Investors and the Additional Management Investors are parties to a Second Amendment to the Securities Purchase Agreement dated as of January 27, 1997 pursuant to which the Additional Management Investors acquired certain shares of Class A Common Stock and certain Series A Notes of the Company (the "Company Securities"); and

     WHEREAS, the Company, the Venture Investors, the Management Investors and the Additional Management Investors desire to amend the Shareholders Agreement to provide for the Additional Management Investors to become parties to the Shareholders Agreement upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the undersigned hereby agree as follows:

     1. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Securities Purchase Agreement, as amended.

     2. Each of the Company, the Venture Investors and the Management Investors hereby consents to this Second Amendment, to each Additional Management Investor becoming a party to the Shareholders Agreement and to the amendment of the Shareholders Agreement as set forth herein.

     3. Each Additional Management Investor hereby acknowledges that he has received and fully reviewed a complete copy of the Shareholders Agreement and agrees that, from and after the date of this Second Amendment, such Additional Management Investor shall be deemed to be a party to the Shareholders Agreement and shall be bound by all provisions of the Shareholder Agreement.

     4. Each Additional Management Investor hereby severally makes to and for the benefit of the Company the representations and warranties set forth in this Paragraph 4 with respect to such Additional Management Investor.

         4.1  Capacity and Binding Obligations.  Such Additional Management
              --------------------------------
Investor has full right, authority, power and capacity to enter into this Second Amendment and the Shareholders Agreement. This Second Amendment and the Shareholder Agreement constitute the legal, valid, and binding obligations of such Additional Management Investor, enforceable against him in accordance with their terms, except as the enforceability of this Second Amendment or the Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally or by judicial discretion in the enforcement of equitable remedies.

         4.2  Absence of Conflicting Agreements or Consents.  The execution,
              ---------------------------------------------
delivery, and performance by such party of this Second Amendment and the Shareholders Agreement and the documents contemplated hereby and thereby (with or without the giving of notice, the lapse of time, or both): (a) do not require the consent of any third party; (b) will not conflict with, result in a breach of, or constitute a default under any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality; and (c) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license, or permit to which such party is a party or by which such party or its assets may be bound. Except for this Second Amendment, the Shareholders Agreement, the Securities Purchase Agreement and the other Transaction Documents, such party is not a party to or otherwise bound by any other agreement with respect to the ownership, disposition, or voting of any shares of any of the capital stock issued by the Company.

     5. Section 2.1 of the Agreement is hereby amended, as of the effective date of this Second Amendment, by adding thereto the following proviso:

     "provided, however, that any Additional Management Investor may pledge to
      --------  -------
     John C Stanley IV, and grant to John C Stanley IV a security interest in, any Company Securities purchased by such Additional Management Investor as security for repayment of funds advanced by John C Stanley IV to such Additional Management Investor for the purchase of such Company Securities."

     6. Section 2.9 of the Agreement is hereby amended, as of the effective date of this Second Amendment, by adding thereto the following subsection:

         "(d) For purposes of this Section 2.9, the term 'New Management Investor' shall include each Additional Management Investor."

     7. Section 7.6 of the Shareholders Agreement is hereby amended, as of the effective of this Second Amendment, by adding thereto the following paragraph:

         "As of the Fourth Closing Date, each Additional Management Investor hereby irrevocably appoints John C Stanley IV as such Additional Management Investor's agent and true and lawful attorney, coupled with an interest (the "Additional Management Investors' Agent") to execute any and all instruments, agreements and other documents, and to take any and all action required by or permitted to be taken by such Additional Management Investor under this Agreement or under any instrument, agreement or other document executed in connection herewith, as the Additional Management Investors' Agent shall deem necessary or appropriate. Each Additional Management Investor hereby acknowledges such appointment of the Additional Management Investors' Agent and agrees to recognize and accept any and all actions of the Additional Management Investors' Agent as the actions of the Additional Management Investor hereunder. In furtherance of such appointment, each Additional Management Investor is delivering to the Additional Management Investors' Agent all original certificates representing shares of Class A Common Stock and all original Series A Notes issued by the Company to such Additional Management Investor, together with duly executed transfer powers endorsed in blank."

         8. Each of the Company, the Venture Investors, the Management Investors and the Additional Management Investors hereby agrees that the Shareholders Agreement, as amended by this Second Amendment, shall be read, taken and construed as one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first set forth above.


                                          COMPANY:
                                          -------

                                          OCI HOLDINGS CORP.


                                          By: /s/ John C Stanley IV
                                             -----------------------------------
                                          Name
                                          Title

                                          MANAGEMENT INVESTORS:
                                          --------------------



                                           /s/ John C Stanley IV
                                          --------------------------------------
                                          John C Stanley IV



                                           /s/ A.B. Isbell
                                          --------------------------------------
                                          A.B. Isbell


                                          NORMAN ISBELL


                                          By:  /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Attorney-in-Fact


                                          WILLIAM HULL DAVIS


                                          By:  /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Attorney-in-Fact



                                          THE JCS TRUST


                                          By:  /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Trustee


                                          THE LWS TRUST


                                          By:  /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Trustee

                                          PRISCILLA S. DENTON



                                          By: /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Attorney-in-Fact



                                          DOUGLAS W. FERRIS, JR.


                                          By: /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Attorney-in-Fact



                                           /s/ Richard W. Ebersole
                                          --------------------------------------
                                          Richard W. Ebersole


                                          JAMES R. JOINER



                                          By: /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Attorney-in-Fact



                                          GERALD P. SCOTT


                                          By: /s/ John C Stanley IV
                                             -----------------------------------
                                             John C Stanley IV, Attorney-in-Fact

                                          VENTURE INVESTORS
                                          -----------------

                                          MEDIA/COMMUNICATIONS PARTNERS II
                                          LIMITED PARTNERSHIP

                                          By: M/CP II L.P., General Partner

                                          By: M/CP II General Partner-S, Inc.,
                                               a General Partner


                                          By: /s/ Stephen F. Gormley
                                             -----------------------------------
                                             Stephen F. Gormley
                                             President


                                          MEDIA/COMMUNICATIONS INVESTORS
                                          LIMITED PARTNERSHIP

                                          By: M/C Investors General Partner --
                                              S, Inc., a General Partner


                                          By: /s/ Stephen F. Gormley
                                             -----------------------------------
                                             Stephen F. Gormley
                                             President


                                          CHASE VENTURE CAPITAL
                                            ASSOCIATES, L.P.

                                          By: Chase Capital Partners,
                                               its General Partner


                                          By: /s/ Brian J. Richmand
                                             -----------------------------------
                                             Brian J. Richmand

                                          ADDITIONAL MANAGEMENT INVESTORS:
                                          -------------------------------



                                           /s/ John Andrews
                                          --------------------------------------
                                          John Andrews



                                           /s/ Mark Sherwood
                                          --------------------------------------
                                          Mark Sherwood

                                       30